Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 20, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore
1	Hercules 75	Submersible, TD	GOM	Warm Stacked
2	Hercules 77	Submersible, TD	GOM	Mariner	51-53	24	04/13/08
3	Hercules 78	Submersible, TD	GOM	Warm Stacked
4	Hercules 85	85’ — ILS, TD	GOM	Stacked Ready
5	Hercules 101	100’ — MC, TD	GOM	EPL	53-55	61	05/20/08
6	Hercules 120	120’ — MC, TD	GOM	Chevron	53-55	98	06/26/08	Indexed dayrate adjusted quarterly
7	Hercules 150	150’ — ILC, TD	GOM	ADTI/Northstar	59-61	20	04/09/08
8	Hercules 152	150’ — MC, TD	GOM	AnaTexas	55-57	19	04/08/08
9	Hercules 153	150’ — MC, TD	GOM	Warm Stacked
10	Hercules 173	173’ — MC, TD	GOM	Chevron	53-55	98	06/26/08	Indexed dayrate adjusted quarterly
11	Hercules 200	200’ — MC, TD	GOM	Devon	58-59	20	04/09/08
12	Hercules 201	200’ — MC, TD	GOM	Samson	57-59	21	04/10/08
13	Hercules 202	200’ — MC, TD	GOM	W&T	59-61	39	04/28/08
14	Hercules 203	200’ — MC, TD	GOM	Stone Energy XXI	59-61 59-61	57 30	05/16/08 08/14/08	Contract starts July 15, 2008
15	Hercules 204	200’ — MC, TD	GOM	Apache Corp Shipyard	61-63	35	04/24/08 05/15/08
16	Hercules 207	200’ — MC, TD	GOM	Hall Houston	59-61	39	04/28/08
17	Hercules 211	200’ — MC Workover	GOM	Stacked Ready
18	Hercules 250	250’ — MS, TD	GOM	Expert	56-58	55	05/14/08
19	Hercules 251	250’ — MS, TD	GOM	Hunt Oil	56-58	50	05/09/08
20	Hercules 252	250’ — MS, TD	GOM	LLOG	56-58	139	08/06/08
21	Hercules 253	250’ — MS, TD	GOM	Tana	54-56	50	05/09/08
22	Hercules 257	250’ — MS, TD	GOM	Petsec	57-59	10	03/30/08
23	Hercules 350	350’ — IC	GOM	Stacked Ready
					Average	38 days
24	Hercules 155	150’ — ILC	GOM	Cold Stacked 07/01
25	Hercules 191	160’ — MS	GOM	Cold Stacked 08/01
26	Hercules 254	250’ — MS	GOM	Cold Stacked 07/01
27	Hercules 255	250’ — MS	GOM	Cold Stacked 07/01
28	Hercules 256	250’ — MS, TD	GOM	Cold Stacked 03/99

Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 20, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore
1	Hercules 110	100’ — MC, TD	Trinidad	Trinmar	51-53	29	04/18/08
2	Hercules 170	170’ — ILC	Qatar	Occidental Petroleum	68-70	65	05/24/08
3	Hercules 156	150’ — ILC, TD	Cameroon & Gabon	ADDAX	134-136	336	02/19/09	Rate will increase to $149-151K in late August 2008
4	Hercules 185	120’ — ILC, TD	Angola	Angola Drilling Company Ltd	124-126	151	08/18/08	Next to shipyard for approximately 90-120 days of maintenance and upgrades including a 30’ leg extension
5	Hercules 205	200’ — MC, TD	Mexico	PEMEX	79-81	682	01/31/10	Dayrate adjusts every 90 days to published GOM index for 200’ Mat Cantilever + $20,000
6	Hercules 206	200’ — MC, TD	Mexico	PEMEX	111-113	459	06/22/09
7	Platform 3	Platform, TD	Mexico	PEMEX	28-30	29	04/18/08
8	Hercules 258	250’ — MS	India	Shipyard ONGC	109-111	1,095	05/10/08 05/12/11	Upgrading to add HPHT capabilities
9	Hercules 208	200’ — MC	Singapore/ Malaysia	Shipyard Murphy	109-111	1,095	04/30/11	Undergoing significant refurbishment with expected completion early 2Q 2008
10	Hercules 260	250’ — ILC	India	Shipyard ONGC	142-144	1,095	03/30/08 04/01/11	Contract preparation work
11	Hercules 300	250’ — IC	GOM Saudi Arabia	Shipyard Shipyard Saudi Aramco	136-138	1,095	09/29/08 09/30/11	Awaiting dry transport to Middle East Contract preparation work
					Average	557 days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 20, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges
1	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Stacked Ready
2	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Stacked Ready
3	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Forest	32-36	88	06/16/08
4	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Swift Energy Company	33-35	10	03/30/08
5	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Shipyard Apache	50-52	35 30	04/24/08 05/24/08
6	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Swift Energy Company	28-30	3	03/23/08
7	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Contango	47-49	56	05/15/08
8	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Warm Stacked
9	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Carrizo	36-38	2	03/22/08
10	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Castex	40-42	2	03/22/08
11	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Shipyard			04/30/08
12	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Shipyard Stacked Ready			04/03/08
13	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	Shipyard Stacked Ready			03/30/08
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Stacked Ready
15	Hercules 55	Posted — 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
16	Hercules 57	Posted — 2000 hp, TD	US Inland Gulf Coast	Cabot Sabco EOG	42-45 44-46 38-40	25 10 30	04/14/08 04/24/08 05/24/08
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	36-38	10	03/30/08
					Average	18 days
18	Hercules 07	Posted — 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
19	Hercules 10	Posted — 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
20	Hercules 20	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
21	Hercules 21	Conv — 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
22	Hercules 23	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
23	Hercules 30	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
24	Hercules 31	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
25	Hercules 32	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
26	Hercules 47	Posted — 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
27	Hercules 61	Posted — 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
(1)	Rigs with a Customer named are under contract while rigs described as “Stacked Ready” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
February 29, 2008

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
260	1	1	$—	—	0%
230	3	3	—	—	0%	One vessel in drydock in February
190-215	6	6	19,238	36	21%	One vessel in drydock in February and March
170	2	2	16,720	27	47%	Two vessels in drydock in February, one vessel in drydock in March
140-150	6	6	10,092	72	41%
120-130	14	14	7,905	172	42%	Three vessels in drydock in February, four vessels in drydock in March
105	15	14	7,145	225	55%	Four vessels in drydock in February, two vessels in drydock in March

Sub-total/Average	47	46	$9,094	532	40%

West Africa
170-215	3	2	$27,753	58	100%	One newly acquired vessel under refurbishment
140-150	4	4	13,771	102	88%	One vessel in drydock for part of February
120-130	7	7	10,561	202	100%
105	4	4	15,595	29	25%	Revenue per day includes $2,594 per day that has been deferred to March

Sub-total/Average	18	17	$14,322	391	79%

Total/Average	65	63	$11,309	923	51%

Note:

(1)	Actively marketed liftboats excludes one GOM cold-stacked 105’ class liftboat, and one West Africa 170-215’ class liftboat which was acquired in June 2007 and is undergoing refurbishment until early-Q2 2008.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.